CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.21

LICENSE AGREEMENT

This agreement (“Agreement”) is made effective as of the date of last signature (“Effective Date”) by and among:

1.
Gaeta Therapeutics Ltd, a company incorporated organized and existing under the laws of England and Wales with registration number 10508116 and having its registered office at Lewis House, 56 Manchester Road, Altrincham, Cheshire (“Gaeta”); and
2.
Oncorus, Inc., a company incorporated organized and existing under the laws of Delaware in the United States of America, and having its registered office at 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 01239 (“Oncorus”).

Gaeta and Oncorus are hereafter collectively referred to as “the Parties” or separately as a “Party”.

RECITALS

WHEREAS, Gaeta has been granted the Head License by UZH pursuant to the Patent Rights (all capitalised terms as defined below) in respect of an invention in the field of treatment of cancer by inhibition of IL-12 in combination with a Checkpoint Blockade Agent;

WHEREAS, the terms of the Head License permit Gaeta to grant sub-licenses of the Patent Rights provided that certain terms of the Head License are incorporated within and made binding on any sub-licenses;

WHEREAS, Oncorus has expertise and intellectual property relating to the research, development, manufacture and use of oncolytic therapies utilising IL-12 in the treatment of cancer;

WHEREAS, the Parties have agreed that Gaeta shall grant to Oncorus a sub-license of the Patent Rights on the terms appearing below;

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.
Definitions

All terms, as defined herein, shall have the same meanings in both their singular and plural forms.

a.
“Affiliate” means any entity that directly or indirectly owns or controls the referenced party, which is directly or indirectly owned or controlled by the referenced party, or that is under common control with the referenced party. The term “control” means the ownership or control, directly or indirectly, of fifty percent (50%) or more of the voting securities entitled to elect the directors or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

management of that person or entity, or the actual power, directly or indirectly, to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise.
b.
“Allowable Deductions” means the sum of the following actual and customary deductions where applicable and separately itemized on the invoice or deducted in compliance with Oncorus’ internal accounting policies, and actually paid or allowed: [***]. Any amounts previously accrued for sales that are written off as uncollectible in accordance with generally accepted standard accounting practices shall be included in Allowable Deductions; provided that, if any such uncollectible amounts are subsequently collected, such amounts shall be included in Net Sales for the period such amounts were collected.
c.
“Annual Commercialization Payment” means the annual commercialization payment made by Oncorus to Gaeta no sooner than [***] ([***]) months after payment of the First Commercial Sale milestone for each Product.
d.
“Applicable Law” means any applicable law, statute, rule, regulation, order, judgment or ordinance of any governmental authority.
e.
“Basket Trial” means, with respect to a particular Product, a Clinical Trial Study conducted by Oncorus or its sub- licensee, structured in such a way as to include patients from several Indications under a common master protocol framework including trial inclusion criteria, and recognised by the relevant regulatory body as a single trial, and communicated to its investors as a single trial, and not separated into Indications for the purpose of licensing. For the purposes of this Agreement, [***].
f.
“Change of Control” means (a) a consolidation or merger of Oncorus with or into any other corporation or other entity or person, or any other corporate reorganization other than any such consolidation, merger or reorganization which would result in the voting securities of Oncorus outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of Oncorus, or of the surviving entity or its parent, immediately after such consolidation, merger or reorganization; (b) any transaction or series of related transactions to which Oncorus is a party in which ownership in excess of fifty percent (50%) of Oncorus’s voting power is transferred; or (c) the sale or transfer, directly or indirectly, of all or substantially all of Oncorus’s assets, or the exclusive license of all or substantially all of Oncorus’s intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by Oncorus or any successor, indebtedness of Oncorus is cancelled, or converted or a combination thereof. For purposes of this Agreement, an “Oncorus Acquirer” is a corporation or other entity or person, with which Oncorus went through a Change of Control.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

g.
“Checkpoint Blockade Agent” means a therapeutic molecule used for the treatment or prevention of cancer that inhibits or blocks an Inhibitory Checkpoint Molecule by disrupting or preventing the binding of such Inhibitory Checkpoint Molecule to a ligand present on another cell surface through a particular Mechanism of Action. For purposes of this Agreement, [***].
h.
“Checkpoint Marketer” means an entity that holds a Regulatory Approval for a Checkpoint Blockade Agent, or holds the commercialization rights for such Checkpoint Blockade Agent (including through a license or marketing agreement), in one or more of the Major Market Countries.
i.
“Clinical Trial Study” means any human clinical trial of a Product in combination with a Checkpoint Blockade Agent.
j.
“Commercialization Milestones” means the milestones relating to Regulatory Approval and First Commercial Sale as described in Section 3.
k.
“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party with respect to any objective, [***].
l.
“Confidential Information” of a Party means all proprietary information and data of a technical, commercial, or financial nature that such Party has furnished or otherwise made available to the other Party, which are disclosed in written form.
m.
“Court” means the competent courts of New York.
n.
“Development Milestones” means the clinical development milestones within Section 3.3.
o.
“Dispute” means any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof.
p.
“Distributors” or “Wholesalers” means any third party within whom Oncorus contracts with to distribute Products developed by or for Oncorus, and who are not granted rights to develop, make or have made Products.
q.
“Due Diligence Milestones Reductions” means the subsequent Development Milestones payments, Annual Commercialization Payments and Net Sales Milestones to be reduced by the amounts specified in Section 67.
r.
“Exclusivity Retention Payments” means the payment schedule under Section 4 which requires a payment to be made [***] by Oncorus for retention of exclusivity within the Field and Territory.
s.
“Fees” means all the payments included at Sections 3, 4, 5 and 6 without limitation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

t.
“First Commercial Sale” means, with respect to any Product, the first sale in each country of such Product by Oncorus to a third party (other than its Affiliates or sub-licensees) for end use or consumption by the general public after Regulatory Approval has been obtained for such country.
u.
“First Dosing” means the date on which the first subject in the arm of a Clinical Trial Study, in which a patient will be administered with both Product and Checkpoint Blockade Agent, receives the first dose of either agent.
v.
“Field” means Oncolytic Viral Therapy.
w.
“Gaeta Improvements” means any invention developed by Gaeta or licensed to Gaeta pursuant to the Head License, on the terms of this Agreement, which in each case such inventions may not be practised without the use of the Patent Rights. For the avoidance of doubt, any invention developed by Gaeta, or supplied to Gaeta pursuant to the Head License which is capable of being filed as part of the Patent Rights including as a continuation-in-part application will be so included, and will not be classed as a Gaeta Improvement.
x.
“Head License” means the license of Patent Rights between UZH and Gaeta dated 4 December 2017 pursuant to which Gaeta is entitled to sub-license the Patent Rights.
y.
“IL-12” means human Interleukin-12, [***].
z.
“Indication” means a disease defined and recognised by an applicable regulatory authority, as reflected within a pharmaceutical product insert as a separately identifiable oncological condition, and that is defined by a specific tissue type (e.g., breast, lung or skin). For clarity, [***].
aa.
“Infringement Proceedings” means legal action commenced by Gaeta, UZH or Oncorus against a third party for the actual or threatened infringement of Patent Rights.
bb.
“Infringement” means actual or threatened misappropriation of any of the Patent Rights, including but not limited to cease and desist notice, declaratory judgment action, a New Drug Application under 21 U.S.C. §355 and Section 505(b)(2) of the Food, Drug and Cosmetic Act or similar provisions.
cc.
“Inhibitory Checkpoint Molecule” has the meaning given to it in Section 1.33.
dd.
“Intellectual Property Rights” means all patents, patent applications, trademarks, inventions (whether or not patentable), know-how, designs, mask works, processes, methodologies, service marks, copyrights, derivative works and copyrightable works, trade secrets, chemical structures, formulas, knowledge of manufacturing processes, methods, designs and specifications and all other intellectual property rights as these terms are understood under law, whether the same are registered or capable of registration or not and including any applications for the same.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ee.
“License Fees” means Signature Fees, Patent Milestones, Exclusivity Retention Payments, Development Milestones, Commercialization Milestones, Annual Commercialization Payment and Net Sales Milestones, and includes all Sub- licensing Fees.
ff.
“Major Market Country” means [***].
gg.
“Mechanism of Action” means, with respect to a Checkpoint Blockade Agent, [***].
hh.
“Net Sales” means [***], less Allowable Deductions.

For purposes of calculating Net Sales above, [***].

ii.
“Net Sales Milestones” are defined in Section 3.
jj.
“Oncolytic Viral Therapy” means any oncolytic therapeutic preparation comprised of a Virus where such Virus [***], and for the avoidance of doubt excluding non-viral based vectors and vectors in which the viral component is not a fundamental component of the oncolytic mechanism.
kk.
“Patent Milestone” has the meaning as defined in Section 3.2.
ll.
“Patent Rights” means, to the extent owned by or exclusively licensed to Gaeta, all issued patents, pending applications of patent family [***] as listed in Annex A, including all provisional applications, continuations, divisions, substitutions, continuations-in-part, renewals; and any patents issuing on said applications including reissues, re-examinations, inter-partes review, patents-of-addition, extensions and restorations (such as a patent term extension e.g. under the US Drug Price Competition and Patent Term Restoration Act, and similar rights granted elsewhere) and supplementary certificates of protection; and any corresponding applications, patents and extensions in the United States or other countries. Patent Rights also includes any patents of any kind as listed above issued from the Gaeta Improvements.
mm.
“Phase I Study” means a Clinical Trial Study whose principal purpose is to assess the tolerability and pharmacokinetics in healthy volunteers or patients, as further defined in 21 C.F.R. § 312.21(a) (or the equivalent thereof outside the United States).
nn.
“Phase II Study” means a Clinical Trial Study, categorised as Phase II or equivalent, whose principal purpose is the assessment of safety and efficacy in patients, as further defined in 21 C.F.R. § 312.21(b) (or the equivalent outside the United States).
oo.
“Pivotal Study” means a Clinical Trial Study (a) categorised as Phase III or equivalent, whose principal purpose is to obtain sufficient efficacy and safety data in patients to support regulatory submissions and labelling of a candidate drug as further defined in 21 C.F.R. § 312.21(c), (b) that, at the time of commencement, is intended by Oncorus or its sub- licensee to be the basis for

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Regulatory Approval of the combination of a Product with the Checkpoint Blockade Agent used in such study, and for the Indication(s) for which such Regulatory Approval is sought from submission of the results of such study, or (c) the data from which is the subject of a submission for Regulatory Approval of the combination of a Product with the Checkpoint Blockade Agent used in such study, and for the Indication(s) for which such Regulatory Approval is sought from submission of the results of such study.
pp.
“Product” means any product developed by Oncorus or its sub-licensees pursuant to this Agreement which, when delivered in combination with a Checkpoint Blockade Agent (whether or not such combination is intended or is actually made), would infringe a Valid Claim of the Patent Rights in the country in which such Product is used or sold. For the purposes of this Agreement, Products are deemed to be different if [***].
qq.
“Quarter” shall mean a period of three calendar months ending on a Quarter Day, save that the first Quarter will commence on the Effective Date and end on the next Quarter Day falling not less than three calendar months after the Effective Date.
rr.
“Quarter Day” means each of 31 March, 30 June, 30 September and 31 December.
ss.
“Reachthrough Revenue” means the value of revenues, if any, paid to Oncorus by (a) a Checkpoint Marketer, or (b) an Oncorus sub-licensee pursuant to its agreement with a Checkpoint Marketer, in each case ((a) and (b)) where such amounts are based upon [***].
tt.
“Regulatory Approval” means receipt of all formal marketing approval, such as that issued by the US Food and Drug Administration (FDA), the European Medicines Agency (EMA), Japanese Pharmaceutical and Medical Devices Agency (PMDA), National Medical Products Administration (China) and UK Medicines and Healthcare products Regulatory Agency (MHRA) of a Product.
uu.
“Replication Defective Inducible Viral Vectors” means [***].
vv.
“Signature Fee” shall mean a one-time, upfront, non-refundable and non-creditable payment to be made immediately after signing this Agreement.
ww.
“Sub-licensing Fees” means the payments received by Oncorus from a third party sub-licensee in consideration for the sub-license of the Patent Rights, but specifically excludes: [***]. For clarity, Distributors and Wholesalers shall not be deemed “sub-licensees” for purposes of this Agreement.
xx.
“Territory” means worldwide.
yy.
“Term” means the period of time beginning on the Effective Date and ending on the last to expire of any patent included in the Patent Rights.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

zz.
“UZH” means University of Zurich (“UZH”), Rämistrasse 71, CH-8006 Zurich, Switzerland, the owner of the Patent Rights and the licensor pursuant to the Head License.
aaa.
“Valid Claim” means, with respect to a particular country, any claim of any pending patent application or an issued and unexpired patent comprising the Patent Rights in such country that (a) has not been revoked or held unenforceable or invalid by a final decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (b) has not been abandoned, disclaimed, finally denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country. Notwithstanding the foregoing, on a country-by-country basis, a Patent Right application pending for more than [***] ([***]) years from the actual and local date of filing in such country thereof will not be considered to have any Valid Claims for purposes of this Agreement unless and until a Patent with respect to such application issues containing such Valid Claim.
bbb.
“Virus” means all of the viruses listed by the International Committee on Viruses Viral Taxonomy (“ICTV”) at talk.ictvonline.org (or any successor thereto).
3.
Grant of license
a.
Subject to the terms and conditions of this Agreement and in consideration of the payment of the License Fees set out in this Agreement, Gaeta hereby grants and Oncorus hereby accepts, a sub-licensable (through multiple tiers), exclusive (even as to Gaeta, but subject to the remainder of this Section 2) sub-license under the Patent Rights to make and have made, use, have used, sell, offer for sale, export and import Products in the Field anywhere in the Territory during the Term.
b.
Gaeta will not enter into additional sub-licenses (and shall ensure that UZH does not enter into additional licenses) of the Patent Rights in the Field.
c.
This Agreement conveys to Oncorus no rights to sub-license or to use, offer for sale, sell, supply, export or import Products in combination with Checkpoint Blockade Agents outside the Field.
d.
Oncorus acknowledges and agrees that UZH, under the Head License, reserves the right to use the Patent Rights for educational and research purposes and for academic collaborations with third parties, free of charge.
4.
Milestone Payments
a.
On or before the Effective Date, Oncorus shall pay to Gaeta the Signature Fee of $200,000 USD (two hundred thousand United States Dollars).
b.
Upon the issuance of a United States patent including [***], Oncorus shall pay the sum of $[***] USD ([***] United States Dollars) to Gaeta (the “Patent Milestone”).

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c.
Oncorus shall pay, subject to Section 3.4, the following Development Milestones relating to development of each Product in each Indication:

[***]

d.
With regards to the Development Milestones in Section 3.3;
i.
With respect to [***], the Development Milestone in Section 3.3.1 shall become due upon [***].
ii.
In the event that further clinical development of a Product is halted with respect to which one or more Development Milestones have been paid, and is replaced with a backup or substitute Product, then Development Milestone payments shall [***].
iii.
In the event that a Phase I or Phase II Study is conducted as a Basket Trial, then [***].
iv.
In the event that a Phase I or Phase II Study is repeated using a Product in combination with a different Checkpoint Blockade Agent, in the same or in the case of a Basket Trial, substantially the same Indications, then [***].
v.
The Development Milestone payment under [***] shall become due for each Checkpoint Blockade Agent used with each Product in each Indication, and in the event that a Pivotal Study is conducted as a Basket Trial, then [***].
e.
Oncorus shall pay the following Commercialization Milestones relating to commercialization of each Product in each Indication.

[***]

f.
For clarity, except where indicated, each Development Milestone and Commercialization Milestone above is only payable once per Product in each Indication, irrespective of the number of times such Product achieves such milestone, or the number of different Checkpoint Blockade Agents having the same Mechanism of Action trialled or approved for use with such Product.
g.
Oncorus shall pay an Annual Commercialization Payment of $[***]m USD per year, for each Indication in which each Product in combination with each Checkpoint Blockade Agent is approved, payable on the first anniversary after Regulatory Approval and First Commercial Sale of such Product in the first Major Market Country. This payment obligation shall expire upon the expiration of the last Valid Claim in a Major Market Country.
h.
For the avoidance of doubt:

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i.
Except as provided in Section 3.4.1, Development Milestones shall not be retrospectively applied to existing Oncorus programmes, as set out within Annex B, but shall apply when existing programmes thereafter meet Development Milestones.
ii.
Subject to Section 3.5.1, in the event that the Clinical Trial Studies are conducted which combine two phases (e.g., as Phase I/II Study), the applicable Development Milestone will be paid upon commencement of each applicable phase of such combined Study.
iii.
If any triggering event for a Development Milestone or Commercial Milestone is skipped for a particular Product or Indication, the milestone payment that would otherwise have been due for such skipped milestone triggering event shall be due and payable on the occurrence of the subsequent milestone triggering event for such Product or Indication.
iv.
Unless otherwise stated all payments due under this Agreement shall be non-refundable and non-creditable in any circumstances and shall not constitute any advance against or pre-payment of License Fees.
i.
Oncorus shall pay the following Net Sales Milestones based on cumulative Net Sales of all Products in those countries in which there is a Regulatory Approval for use of such Product in combination with a Checkpoint Blockade Agent, and in those countries in which Regulatory Approval is not required in which Net Sales may be accurately attributed.

[***]

5.
Exclusivity Retention Payments
a.
In order to retain exclusivity, Oncorus shall make the following quarterly Exclusivity Retention Payments to Gaeta, commencing on the first anniversary of the Effective Date and expiring upon payment of the first Development Milestone under Section 3.3.

[***]

b.
In the event of non-payment by Oncorus of the Exclusivity Retention Payments, and only after Gaeta provides written notice to Oncorus of the non-payment and Oncorus does not make such payment within a [***] ([***]) day period after receipt of such notice, the license granted under Section 2 shall revert to a fully non-exclusive basis, with no right to sub- licensing of mere Patent Rights independent of a Product or the license of any Oncorus patent rights or know-how.
c.
Payments under this Section will be made on the first anniversary of the Effective Date and thereafter in advance, at the Quarter Day.
6.
Sub-licensing

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a.
Oncorus may grant multiple sub-licenses under the Patent Rights in the Field and in the Territory, provided that the terms of this Agreement are incorporated within and made binding on any sub-licensees, save that subject to Section 5.2, nothing shall restrict Oncorus with respect to the amount of any milestone or other payments levied on its sub-licensees.
b.
Oncorus shall pay to Gaeta the following percentage of Sub-licensing Fees received by Oncorus:
i.
[***]% of Sub-licensing Fees that constitute initial upfront payments received from a sub-license of the Patent Rights to third party sub-licensees.
ii.
[***]% of Sub-licensing Fees that constitute subsequent milestone or other payments received from a sub- license of the Patent Rights to third party sub-licensees.
c.
Sections 3.4, 3.6 and 1.7 notwithstanding, Development and Commercialization Milestones and Annual Commercialisation Payments shall be payable for each sub-licensed Product, in each Indication for each specific Checkpoint Blockade Agent if such specific Checkpoint Blockade Agents (and for the avoidance of doubt, even if they share the same Mechanism of Action) are the subject of separate sub-license agreements.
d.
In the case of Oncorus’s sub-licensing of mere Patent Rights to a third party, independent of a Product or the license of any Oncorus patent rights or know-how, Oncorus shall pay Gaeta [***]% ([***] percent) of all fees associated with the sub- license including, for the avoidance of doubt, upfront, milestone and royalty payments, and payments made during development and commercialization.
e.
Within [***] ([***]) days of executing a sub-license agreement Oncorus shall notify Gaeta, providing true and correct copy of each sub-license and each amendment thereto, including all the details of the sub-license, and without limitation any exclusivity, Field, Territory and detailing financial terms and warranties. [***].
f.
Nothing in this Section or the grant of any sub-license shall relieve Oncorus of any of its obligations under this Agreement.
g.
In the event that Oncorus enters into a sub-license and Gaeta disputes in good faith the Sub-licensing Fees owing to it from Oncorus, the Parties shall meet and discuss in good faith to mutually determine the Sub-licensing Fees to be paid to Gaeta. If the Parties do not reach agreement, they shall appoint an independent mutually recognized accountant who shall determine in writing within [***] ([***]) days of his or her appointment the value of the payment so as to achieve the agreed overall percentage of the sub-licensing fees. If the parties are unable to agree on an appropriate accountant, they shall appoint an accountant recommended by the President of ACCA for the time being, and in default of such recommendation, by the Court, provided that such accountant shall have at least [***] ([***]) years’ experience valuing biopharmaceutical assets and patent rights, as

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well as familiarity with biopharmaceutical license and collaboration agreements. The Parties agree that the decision by the accountant shall be that of an expert not a court and shall be final and binding on the Parties.
7.
Reachthrough Revenues
a.
In the event that Oncorus directly derives revenues from running net sales of a Checkpoint Blockade Agent marketed by Oncorus that is used in combination with a Product (“Oncorus Checkpoint Blockade Agent”), [***]% of the running net sales of such Oncorus Checkpoint Blockade Agent shall be included within the calculation of Net Sales for the purpose of determining Net Sales Milestones.
b.
In the event that Oncorus enters into a sub-license in which it receives Reachthrough Revenue, Gaeta shall be entitled to a [***]% share of such Reachthrough Revenue. For the avoidance of doubt, [***].
c.
The obligations under Sections 6.1 and 6.2 shall terminate immediately upon either a Change of Control of Oncorus or the assignment of this Agreement by Oncorus to a non-Affiliate third party where the Oncorus Acquiror or assignee of this Agreement is a corporation or entity that, itself or through an Affiliate, is actively engaged in the development, commercialization or marketing of biopharmaceutical products (a “Biopharmaceutical Company”). Moreover, if, in the [***] ([***]) months prior to or at the time of the signing of such Change of Control transaction, Oncorus was receiving Reachthrough Revenue from a Checkpoint Marketer that is the Oncorus Acquiror or the assignee of this Agreement, then Oncorus shall, within [***] ([***]) days of the consummation of such Change of Control transaction or assignment of this Agreement, make a one-time payment of [***] million dollars ($[***]m USD) to Gaeta. For clarity, any amounts received by Oncorus or its stockholders in consideration for the Change of Control transaction or assignment of this Agreement to a third party will not be deemed Reachthrough Revenue.
8.
Due diligence milestones
a.
At its sole discretion, Gaeta may invoke the following Due Diligence Milestones Reductions on Oncorus within [***] ([***]) days of the relevant milestone date:
i.
In the event that [***] does not take place within [***] ([***]) months of the Effective Date, Gaeta may by providing written notice apply the following amendments to the Agreement:
1.
A Due Diligence Milestones Reduction of [***]% ([***] percent) shall apply to all subsequent License Fees.

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2.
The license grant shall revert to a non-exclusive license in the Field (as set forth below in sub-Section 7.1.1.3), and sub-licensing of mere Patent Rights to a third party, independent of a Product or the license of any Oncorus patent rights or know-how, shall not be permitted.
3.
For purpose of this sub-Section 7.1.1 only, “Field” shall mean [***].
ii.
In the event that [***] is not achieved within [***] ([***]) months of the Effective Date, Gaeta may by providing written notice apply the following amendments to the Agreement:
1.
A Due Diligence Milestones Reduction of [***]% ([***] per cent) shall apply to all subsequent License Fees.
2.
The license grant shall revert to an exclusive license in the Field (as set forth below in sub-Section 7.1.2.3).
3.
For purpose of this sub-Section 7.1.2 only, “Field” shall mean [***].
iii.
In the event that the First Commercial Sale is not achieved within [***] ([***]) months of the Effective Date, Gaeta may by providing written notice apply the following amendments to the Agreement:
1.
The license grant shall revert to an exclusive license in the Field (as set forth below in sub-Section 7.1.3.2).
2.
For purpose of this sub-Section 3 only, “Field” shall mean [***].
3.
For the avoidance of doubt, [***].
b.
Oncorus shall use Commercially Reasonable Efforts to: (i) develop and commercialize [***] Product in [***] Indications in [***] Major Market Country and (ii) develop and commercialize [***] Product intended to be used in combination with a Checkpoint Blockade Agent. For avoidance of doubt, Oncorus is under no obligation to develop and/or commercialize a Checkpoint Blockade Agent. Oncorus will notify Gaeta in writing within [***] ([***]) days following the achievement of the milestones set out in Section 3 and of the sub-licensing events set out in Section 6. The Parties agree that Oncorus is under no obligation to develop or commercialize any Product in any specific Indication.
c.
For the avoidance of doubt;
i.
Reversion to non-exclusivity subject to Section 4, shall not relieve Oncorus of its obligations, including the payment of License Fees, under this Agreement, save that

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Oncorus shall no longer be obliged to make payment of further Exclusivity Retention Payments.
ii.
Reversion to non-exclusivity or restriction of exclusivity subject to this Section 7, shall not relieve Oncorus of its obligations, including the payment of license fees, under this Agreement, save that Due Diligence Milestone Reduction shall apply.
9.
Reports, records and payments
a.
Following receipt of Oncorus’s written notifications under Section 7.3, Gaeta will issue an invoice to Oncorus for the applicable payment. Oncorus shall pay all fees within [***] ([***]) days of invoice.
b.
Prior to the First Commercial Sale of the first Product, within [***] ([***]) days after the end of each calendar year during the Term, Oncorus shall provide a written report to Gaeta summarizing the major events in development and commercialization of Product, including clinical trials, during the preceding year.
c.
After the First Commercial Sale of the First Product, within [***] ([***]) days after each of 1 January, 31 March, 30 June and 30 September in any year of the Term, Oncorus shall provide written reports to Gaeta which shall show:
i.
The gross sales, Allowable Deductions and Net Sales during the preceding three months payable with respect thereto. If no sales of a particular Product have been made, then Oncorus shall so report.
ii.
The cumulative Net Sales, and resulting determination of any Net Sales Milestone achieved during the preceding three months.
iii.
The number of each type of Product supplied, broken down on a country-by-country basis.
iv.
The method used to calculate Sub-licensing Fees and details of Reachthrough Revenues.
v.
Any sales or other supplies made otherwise than on arms-length terms including the party to whom they were made and details of the terms.
vi.
The exchange rates used.
d.
The reports will be accompanied by payment in cleared funds of all payments due under this Agreement in accordance with the reports.
e.
Oncorus shall keep accurate and correct financial books and records of all Products and Checkpoint Blockade Agents (to the extent the latter are subject to payments under Section 6) used, and sold.

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Such records shall be retained by Oncorus for at least the period of time required under the Applicable Law or [***] ([***]) years following a given reporting period, which ever period is longer.
f.
All records shall be available upon reasonable prior notice and during normal business hours for inspection for a period of [***] ([***]) years from the end of the calendar year in which they pertain by a nationally-recognized U.S. public accounting firm selected by Gaeta or UZH as the case may be and reasonably acceptable to Oncorus for the sole purpose of verifying reports and payments. No accounting period will be subject to audit more than [***]. In no event will such inspections be conducted hereunder more frequently than once every [***] ([***]) months. Such inspector shall enter into a reasonable and customary confidentiality agreement acceptable to Oncorus and shall not disclose to Gaeta or UZH as the case may be any information other than whether the amount of payments made by Oncorus for the audited period are correct or incorrect, and the amount of any underpayment or overpayment (if any). The costs of such audit shall be borne by Gaeta or UZH, as applicable, except as set forth below.
i.
In the event that any such inspection shows an underpayment in excess of [***] percent ([***]%) for the audited period, and Oncorus acknowledges that such underpayment exists, then Oncorus shall pay the reasonable costs of the audit as well as any additional sum which would have been payable to Gaeta reported correctly, plus interest in accordance with this Section 8.
ii.
In the event that any such inspection shows an underpayment not in excess of [***] percent ([***]%) for the audited period, and for which Oncorus acknowledges such underpayment exists, Oncorus shall pay the difference within [***] ([***]) days without the cost of the audit but subject to the interest charge described below.
iii.
In the event that any such inspection shows an overpayment for the audited period, Oncorus shall be entitled to credit such amounts against any future payments owing to Gaeta, and if no such payments are reasonably foreseen to be owing in the next [***] ([***]) months, then Gaeta shall promptly remit the amount of such overpayment.
g.
All fees due to Gaeta shall be paid to such bank account specified in writing by Gaeta.
h.
Oncorus shall timely pay, and shall be entitled to deduct from any amounts owing to Gaeta, any withholding taxes, VAT or similar taxes levied by any national, federal, state or local authority on such License Fees as required and to such extent only by law of any jurisdiction and promptly provide Gaeta with appropriate documentation of such tax payment, including any relevant tax certificate or other document which may enable Gaeta to claim such payments of tax. Oncorus shall use reasonable efforts to: (1) avoid or minimize any such withholding; and (2) take advantage of

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any double taxation treaty as may be available in order to obtain reduction of, credit for or repayment of any VAT or withholding tax or similar taxes.
i.
In the event reimbursement and/or other fee payments are not received by Gaeta when due and following a [***] ([***])- day grace period, Oncorus shall pay to Gaeta interest charges, to the extent permitted by law, at the greater of [***]% and the prime interest rate quoted by The Wall Street Journal, Internet U.S. Edition at www.wsj.com on the date such payment is due, or the maximum rate allowable by Applicable Law, whichever is less. Such interest shall accrue as from the date when such payment was due until the corresponding amount is received by Gaeta.
10.
Patent matters
a.
Gaeta or its licensor UZH shall be responsible for filing, prosecution and maintenance of the Patent Rights. Nothing in this Agreement shall require it or them to pursue any particular application through to grant, or to maintain any patent in force during the Term. Oncorus shall, at Gaeta’s reasonable expense, provide any reasonable assistance and facilitate Gaeta’s efforts to file and prosecute the Patent Rights, including in obtaining term restorations, supplementary protection certificates and patent term extensions or their equivalents in all the territories where such protections and/or extensions are available.
b.
Each Party will have the sole right, but not the obligation, to file, prosecute and maintain the Intellectual Property Rights owned solely by that Party.
c.
During the Term, Gaeta will consult with Oncorus as to the preparation, filing, prosecution, and maintenance of any of the Patent Rights, and reasonably prior to any deadline, will furnish Oncorus with copies of all relevant documents, and will reasonably incorporate Oncorus’s comments on any documents to be submitted to such patent offices.
d.
Subject to the Head License, in the event Gaeta decides not to file a patent application or desires to abandon any patent or patent application pertaining to the Patent Rights, Gaeta shall provide Oncorus with reasonable prior written notice of such intended decision and Oncorus shall have the right, but not the obligation, to prepare, file, prosecute and maintain patent protection on its own behalf and at its own expense. In such a case, Oncorus shall reasonably prior to any deadline or filing, will furnish Gaeta with copies of all relevant documents, and will reasonably incorporate Gaeta’s comments on any documents to be submitted to any patent offices. For the avoidance of doubt, [***].
e.
Gaeta agrees to consult with Oncorus on prosecution strategy regarding the Patent Rights, and Oncorus may, at its discretion, provide certain pre-clinical and clinical data (or a right of reference thereto), for use by Gaeta solely in support of prosecution of the Patent Rights.

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f.
Each Party will promptly notify the other Party in writing of any existing, actual, alleged or threatened infringement, misappropriation or other violation by a third party (including declaratory judgment action) of any Product in the Field in the Territory of which it becomes aware.
g.
Oncorus shall have no right to bring proceedings for Infringement of Patent Rights outside the Field but shall give all reasonable assistance to Gaeta (at Gaeta’s expense) in any Infringement Proceedings commenced by it or by UZH against a third party for the Infringement of Patent Rights outside the Field.
h.
Oncorus shall have the first right (but not the obligation), to bring Infringement Proceedings in its own name against a third party for the Infringement of Patent Rights in the Field, and may name UZH and/or Gaeta as parties for standing purposes (and UZH and/or Gaeta consent to join such actions in such event). Such proceedings shall only be commenced [***]. Oncorus shall give Gaeta reasonable notice of any proposed or expected settlement and shall not, without Gaeta and UZH’s prior consent, which shall not be unreasonably withheld or delayed, enter into any settlement, which would narrow the scope of or adversely affect the Patent Rights and/or UZH and/or Gaeta’s rights under this Agreement.
i.
In the event that Oncorus initiates proceedings against a third party for infringement of its Intellectual Property relating to Product, including but not limited to Intellectual Property relating to manufacture, formulation, composition, Gaeta, at its discretion and its sole expense, may elect to jointly participate in such proceedings in so far as they relate to the Patent Rights.
j.
In the event that Oncorus enters into an out-license of its Intellectual Property relating to Product, including but not limited to Intellectual Property relating to manufacture, formulation, composition, Oncorus shall offer the licensee a sub- license of the Patent Rights, under the terms herein, and in the event that such an offer is not accepted, will duly inform Gaeta.
k.
Oncorus, and its sub-licensees shall mark all Products used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws in the country in which such Products are used or sold.
11.
Registration of License
a.
If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, or Oncorus elects to register the license granted herewith with a public or patent office’s register, Oncorus shall have the right, and shall assume all legal obligations and expenditure to do so and to deregister and remove such registration promptly upon termination.
b.
Oncorus shall notify Gaeta if it becomes aware that this Agreement is subject to any government reporting or approval requirement. Oncorus shall make all necessary filings and pay all costs

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including fees, penalties, and all other out-of- pocket costs associated with such reporting or approval process.
12.
Dispute resolution
a.
Except as expressly provided elsewhere in this Agreement, if a Dispute arises out of this Agreement, the parties shall follow the procedure set out in this Section:
i.
The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Within [***] ([***]) days after delivery of the written notice, the receiving Party shall submit to the other a written response. The notice and response shall include with reasonable particularity (a) a statement of each Party’s position and a summary of arguments supporting that position, and (b) [***]. Within [***] ([***]) days after delivery of the written response, the executives of both parties shall meet at a mutually acceptable time and place.
ii.
Unless otherwise agreed in writing by the negotiating parties, the above-described negotiation shall end at [***]. Such closure shall not preclude continuing or later negotiations, if desired.
iii.
All offers, promises, conduct and statements, whether oral or written, made in the course of the negotiation by any of the parties, their agents, employees, experts and attorneys are confidential, privileged and inadmissible for any purpose, including impeachment, in arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the negotiation.
iv.
At no time prior to [***] shall either side initiate an arbitration or litigation related to this Agreement except to pursue a provisional remedy that is authorized by law or by JAMS Rules (as defined below) or by agreement of the parties. However, this limitation is inapplicable to a Party if the other Party refuses to comply with the requirements of Section 11.1.1 above.
v.
During the pendency of any mediation or arbitration proceeding under this Agreement (a) all applicable statutes of limitation and defenses based upon the passage of time shall be tolled (and the Parties will take such action, if any, required to effectuate such tolling), (b) the Parties will continue to comply with all the terms and provisions of this Agreement that are not the subject of the pending mediation or arbitration proceeding, and (c) in the event that the subject of the dispute relates to the exercise by a Party of a termination right

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hereunder, including any alleged breach of this Agreement, the effectiveness of such termination shall be stayed until the conclusion of any proceedings under this Section 11 or until a term of [***] ([***]) months has elapsed from the date a written demand for arbitration is properly made under Section 11.1.6.5, whichever is shorter.
vi.
If the Parties are unable to resolve the Dispute within [***] ([***]) days of service of the written notice pursuant to Section 11.1.1, then the matter will proceed as set forth below:
1.
The parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement shall be submitted to JAMS, or its successor, for mediation, and if the matter is not resolved through mediation, then it shall be submitted to JAMS, or its successor, for final and binding arbitration as set forth in Sections 11.1.6.4 through 11.1.6.7 below. Any mediation or arbitration proceedings shall take place in New York, New York in the English language, but without derogating from Rule 22 of the JAMS Rules, including allowing attendance at proceedings by video conference.
2.
Either Party may commence mediation by providing to JAMS and the other Party a written request for mediation, setting forth the subject of the dispute and the relief requested.
3.
The Parties will cooperate with JAMS and with one another in selecting a mediator from the JAMS panel of neutrals and in scheduling the mediation proceedings. The parties agree that they will participate in the mediation in good faith and that they will share equally in its costs.
4.
All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator or any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.
5.
Either Party may initiate arbitration with respect to the matters submitted to mediation by filing a written demand for arbitration at any time following the initial mediation session or at any time following [***] ([***]) days from the date of filing the written request for mediation, whichever occurs first (“Earliest Initiation Date”). The mediation may continue after the commencement of arbitration if the parties so desire.

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6.
At no time prior to the Earliest Initiation Date shall either side initiate an arbitration or litigation related to this Agreement except to pursue a provisional remedy that is authorized by law or by JAMS Rules or by agreement of the parties. However, this limitation is inapplicable to a Party if the other Party refuses to participate in mediation initiated under Section 11.1.6.2 above.
7.
Arbitration in accordance with this Section 11 in relation to any Dispute, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in New York before three arbitrators, and the Parties shall recommend to JAMS that each arbitrator has at least [***] ([***]) years of experience in the biotechnology or pharmaceutical industry and subject matter expertise with respect to the matter subject to arbitration, and that The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures then in effect and the Expedited Procedures contained therein, as modified in this Section 11.1.6 (“JAMS Rules”). Judgment on the Award may be entered in any court having jurisdiction. This section shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. Within [***] ([***]) days after the commencement of arbitration, each Party shall select one person to act as arbitrator, and the two so selected shall select a third arbitrator within [***] ([***]) days of the commencement of the arbitration. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator within the allotted time, the third arbitrator shall be appointed by JAMS in accordance with its rules. All arbitrators shall serve as neutral, independent and impartial arbitrators.
8.
Notwithstanding anything to the contrary in this Section 11, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights or trademark rights shall be submitted to a court of competent jurisdiction in the country in which such patent rights or trademark rights were granted or arose. Nothing in this Section 11 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.
9.
The arbitrators’ decision and award will be made within [***] ([***]) months of the filing of the arbitration demand, and the arbitrators will agree to comply with this schedule before accepting appointment; provided that this time limit

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may be extended by agreement of the Parties. The arbitrators shall be authorized to award compensatory damages, but shall not be authorized to reform, modify, or materially change this Agreement. The arbitrators will, within [***] ([***]) days after the conclusion of the hearing, issue a written award and statement of decision describing the material facts and the grounds for the conclusions on which the award is based, including the calculation of any damages awarded. The decision of the arbitrators will be final, conclusive and binding on the Parties and enforceable by any court of competent jurisdiction. The arbitrators shall be required to render the decision in writing and to comply with, and the award shall be limited by, any express provisions of this Agreement relating to damages or the limitation thereof. All arbitration proceedings and decisions of the arbitrators under this Section 11.1.6 are the Confidential Information of both Parties under Section 17.
10.
Each Party shall bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the arbitrators and other related costs of the arbitration shall be shared equally by the Parties, unless the arbitrators determine that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the arbitrators may make an award of all or any portion of such expenses (including legal fees and expenses) so incurred.
b.
Nothing in this Section 11 shall prevent either Party from submitting any dispute or claim concerning the scope, validity, enforceability or infringement of any Patent Right in a court of competent jurisdiction in the country in which such Patent Right is issued or pending.
c.
Should a Dispute arise concerning any fee or other payment owed by Oncorus to Gaeta, including but not limited to such payments in Sections 3, 4 and 5, Oncorus shall pay the undisputed part of such sum, and the Parties shall invoke the Dispute resolution procedure with respect to the disputed portion in accordance with Section 11.1. In the event that any payment amounts are owing by Oncorus pursuant to any final arbitration award, or as mutually agreed after any mediation proceeding, Oncorus shall pay any such amounts together with interest at the rate according to Section 8.9 on the same within [***] ([***]) days of the final resolution of the Dispute, and in default of such payment after such date Gaeta shall have all such rights with respect to such non-payment, including termination of the Agreement or revoking the exclusivity of the license, as are provided for in this Agreement, including by providing a notice of termination with immediate effect.
13.
Termination

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a.
This Agreement shall commence as of the Effective Date and shall expire upon the expiration of the Term.
b.
Termination shall not relieve either Party of its obligation to pay any fees owed at the time of termination and shall not impair any accrued right of the Parties.
c.
Gaeta may terminate the Agreement for cause upon written notice to the other Party with immediate effect if:
i.
At any time during the Term of this Agreement, Oncorus directly or indirectly opposes or assists any third party to oppose the grant of letters patent or any patent application within the Patent Rights or disputes or directly or indirectly assists any third party to dispute the validity of any patent within the Patent Rights or any of the claims thereof;
ii.
Oncorus is in material breach of this licence and fails to remedy such breach, where capable of remedy, within [***] ([***]) days of Gaeta providing notice in writing specifying the breach or requiring remedy, subject to the provisions of Section 12.2 above, with respect to Disputes related to payment; or
iii.
Oncorus (i) is the subject of an institution of proceedings of bankruptcy or insolvency or both, or in the event of an adjudication that Oncorus is bankrupt or insolvent or both, or upon filing by Oncorus of any petition of bankruptcy or insolvency, now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof, (ii) makes any assignment for the benefit of creditors, (iii) the institution of any proceedings for the reorganization, arrangement, adjustment of debt plan, (iv) appointment of a receiver for all of substantially all of Oncorus’s business or assets, or (v) any action taken by Oncorus in furtherance of the foregoing; provided, however, that such right of termination shall not apply if any such bankruptcy or reorganization proceeding is dismissed in Oncorus’s favor within [***] ([***]) days after the filing of a motion to dismiss thereof, said motion filed no later than [***] ([***]) days from the occurrence of any of the foregoing.
d.
Oncorus may terminate this Agreement, with or without cause, upon [***] ([***]) days’ prior written notice to Gaeta.
e.
In case of termination under Section 12.3.2 all of Oncorus’ rights shall terminate as of the termination date, which shall be the date of notice under Section 12.3.2; provided, however, that if Oncorus disputes in good faith the existence of, or its failure to cure, any alleged breach of this Agreement, then the effective date of termination shall be tolled for a period of [***] ([***]) months from the date a written demand for arbitration is properly made under Section 11.1.6.5 or, if there is an arbitration award pursuant to Section 11 in relation to such dispute, [***] ([***]) days

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from the date of the arbitration award, whichever is shorter. Parties may decide by mutual agreement to extend the tolling of the termination date, or to cancel any termination notice under Section 12.3.2, as the case may be.
f.
All licenses granted under this Agreement are deemed to be, for purposes of 11 U.S.C. §365(n) (section 365(n) of the U.S. Bankruptcy Code), licenses of right to “intellectual property” as defined in 11 U.S.C. §101 (Section 101 of the U.S. Bankruptcy Code). The Parties agree that Licensee may fully exercise all of its rights and elections under 11 U.S.C. (U.S. Bankruptcy Code), regardless of whether either Party files for bankruptcy in the United States or other jurisdiction.
g.
In the event that UZH terminates the Head License, Oncorus (or any sub-licensee that has a direct license with Gaeta pursuant to Section 12.8), provided it is not in breach of this Agreement, shall have the right to become a direct licensee of UZH with the same rights and obligations (including economic terms) as in this Agreement, save only those reasonably taking into account the changes, if any, due to Gaeta not being a party and provided (i) that Oncorus continues to comply with all of its obligations under this Agreement or a replacement Agreement including with respect to the Territory and Field and (ii) that in no event UZH shall have any obligations to Oncorus in excess of those set out in the Head License, unless specifically negotiated and agreed in writing.
h.
In the event that Gaeta terminates this Agreement, any Oncorus sub-licensee, provided it is not in breach of its sub-license agreement, shall have the right to become a direct licensee of Gaeta with the same rights and obligations (including economic terms) as in this Agreement (limited, however to its sub-licensed field of use), save only those reasonably taking into account the changes, if any, due to Oncorus not being a party and provided (i) that such sub-licensee continues to comply with all of its obligations under this Agreement or a replacement Agreement including with respect to the Territory and its applicable field and (ii) that in no event Gaeta shall have any obligations to such sub-license in excess of those set out in this Agreement, unless specifically negotiated and agreed in writing.
i.
Upon expiration or termination of the Agreement, and without relieving the parties of their obligations prior to expiration or termination, the following obligations of the Agreement shall survive: Reports, records and payments (Section 8), Registration of License (Section 10), Dispute Resolution (Section 11), Termination (Section 12), Mutual Representations and warranties (Section 13), Limited warranties and indemnification (Section 14), Disclaimer (Section 15), Exclusion of consequential and other indirect damages (Section 16), Confidentiality (Section 17), and Miscellaneous (Section 18). For the avoidance of doubt, termination shall not relieve Oncorus of its obligation to pay any fees which have become due at the time of termination.
14.
Mutual representations and warranties

The Parties hereby represent and warrant that each and every one of them:

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a.
is duly organized, validly existing, and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization, or chartering;
b.
that it has, and throughout the Term will retain, the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder;
c.
that the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and
d.
that when executed and delivered by such Party, this Agreement will constitute the legal, valid, and binding obligation of that Party, enforceable against that Party in accordance with its terms.
15.
Limited warranty and indemnification
a.
Gaeta warrants that they have the lawful right to grant this license.
b.
As at the date of this Agreement, Gaeta does not know of any facts or circumstances which would put the use of Patent Rights as contemplated by this Agreement in breach of any Intellectual Property Rights of any third party, including UZH.
c.
Gaeta represents that Annex A is an accurate statement of the Patent Rights at the Effective Date and that all application, maintenance and annuity fees due and properly payable at the Effective Date have been paid, and that those falling due within [***] ([***]) months following the Effective Date will be paid in accordance with their terms.
d.
Nothing in this Agreement shall be construed as:
i.
A warranty or representation by Gaeta as to the validity or scope of any Patent Rights;
ii.
A warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;
iii.
An obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Section 9 hereof.
e.
Oncorus shall indemnify, hold harmless and defend Gaeta and UZH, their officers, directors, employees, contractors, agents and assigns, and the inventors of the patents and patent applications in Patent Rights and their employers (“Gaeta Indemnitees”) from and against any and all claims, suits, losses, damage, costs, fees, and expenses (collectively, “Claims”) resulting from or arising out of exercise of this license or any sub-license, including but not limited to the (a) development and commercialization of Products (including product liability claims), or (b) the negligence,

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recklessness or wilful misconduct of Oncorus, or breach of this Agreement by Oncorus; in each case ((a) and (b)) except to the extent such Claims result from or arise out of the negligence, recklessness or wilful misconduct of a Gaeta Indemnitee, or breach of this Agreement by a Gaeta Indemnitee.
f.
Gaeta shall indemnify, hold harmless and defend Oncorus, its officers, directors, employees, stockholders and agents (“Oncorus Indemnitees”), against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of the negligence, recklessness or wilful misconduct of Gaeta or UZH, or breach of this Agreement by Gaeta or UZH; in each case except to the extent such Claims result from or arise out of the negligence, recklessness or wilful misconduct of an Oncorus Indemnitee, or breach of this Agreement by an Oncorus Indemnitee.
g.
Oncorus at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self-insurance.
h.
Gaeta shall notify Oncorus in writing of any claim or suit brought against Gaeta in respect of which Gaeta intends to invoke the provisions of this section. Oncorus shall keep Gaeta informed on a current basis of its defence of any claims under this section.
i.
Gaeta represents that there is no settled, pending, or, to its knowledge, threatened litigation, claim, or proceeding alleging that any Patent Rights is invalid or unenforceable of any factual, legal, or other reasonable basis for any such litigation, claim, or proceeding.
16.
Disclaimer: EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 13 AND 14, GAETA DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY, AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE, OR LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE PRODUCTS, LICENSED KNOW-HOW, AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES, OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE, OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR WILL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN

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CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, OR IMPORT OF A PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.
17.
Exclusion of Consequential and Other Indirect Damages: TO THE FULLEST EXTENT PERMITTED BY LAW, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS, OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE, OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY, OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE, OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, INCLUDING ANY DAMAGES RESULTING FROM THE USE OF THE PRODUCT(S) AND/OR EXERCISING ANY RIGHT UNDER THIS AGREEMENT WHETHER DIRECTLY OR THROUGH A SUB-LICENSEE OR OTHERWISE. THIS SECTION 16 SHALL NOT APPLY (A) TO THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTION 14; (B) WITH RESPECT TO A PARTY’S GROSS NEGLIGENCE OR WILFUL MISCONDUCT; OR (C) WITH RESPECT TO A PARTY’S LIABILITY FOR BREACH OF CONFIDENTIALITY OBLIGATIONS IN SECTION 17.
18.
Confidentiality
a.
Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either Party hereto (including contraction, abbreviation or simulation of any of the foregoing).
b.
Each Party shall (a) maintain in confidence the Confidential Information of the other Party to the same extent such Party maintains its own Confidential Information, (b) not disclose such Confidential Information to any third party without the prior written consent of the other Party, except as permitted pursuant to Section 17.5 and (c) not use such Confidential Information for any purpose except those permitted by this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

c.
Notwithstanding the foregoing, the obligations of confidentiality shall not apply to information that, in each case as demonstrated by competent written documentation:
i.
Is publicly disclosed or made generally available to the public by the disclosing Party, either before or after it becomes known to the receiving Party;
ii.
Was known to the receiving Party, without any obligation to keep it confidential, prior to the date of first disclosure by the disclosing Party to the receiving Party, as shown by the receiving Party’s files and records;
iii.
Is subsequently disclosed to the receiving Party by a third party lawfully in possession thereof without obligation to keep it confidential and without a breach of such third party’s obligations of confidentiality;
iv.
Has been publicly disclosed or made generally available to the public other than through any act or omission of the receiving Party or its Affiliates in breach of this Agreement; or
v.
Has been independently developed by the receiving Party without the aid, application or use of the disclosing Party’s confidential information (the competent written proof of which must be contemporaneous with such independent development).
d.
A Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances:
i.
By Oncorus for the exercise of its rights and performance of its obligations hereunder including seeking Regulatory Approval for Products, prosecution or enforcement of Patent Rights, or to develop and commercialize Products in accordance with this Agreement;
ii.
Prosecuting and maintaining Patent Rights in accordance with this Agreement; provided that the non-filing Party whose confidential information is being disclosed is given a reasonable opportunity to review the proposed disclosure of such confidential information and such Party will diligently review and respond to the other Party with respect to the proposed disclosure;
iii.
Making filings with regulatory authorities or otherwise complying with Applicable Laws or the rules of any stock exchange or submitting information to tax, securities or other governmental authorities; provided that if a Party is required by Applicable Law to make any public disclosure of confidential information of the other Party, to the extent it may legally do so, it will give reasonable advance written notice to the other Party of such disclosure and will use its reasonable efforts to provide the other Party with a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise);

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iv.
By each Party to prospective and actual acquirers, lenders, licensees, and sub-licensees, and to each of their employees, consultants, contractors, agents, accountants, lawyers, advisors, investors, investment banks and underwriters, on a need to know basis, each of whom prior to disclosure must be bound by written or professional ethical obligations of confidentiality and non-use no less stringent than those set forth in this Section 17 and that are of reasonable duration in view of the circumstances of the disclosure; or
v.
To the extent mutually agreed to in writing by the Parties.
vi.
By Oncorus and its sub-licensees for the publishing or presentation of results, data or scientific findings of any of their activities related to Products or to the exploitation of the license granted under this Agreement.
vii.
Gaeta acknowledges and agrees that all reports provided by Oncorus under this Agreement constitute Oncorus Confidential Information.
e.
The terms of this Agreement shall be deemed Confidential Information of both Parties, and use and disclosure thereof subject to this Section 17; provided, however, that each Party may publicly disclose the existence of this Agreement and the extent of the grant in Section 2 to third parties without restriction.
f.
All obligations of confidentiality and non-use imposed under this Section 17 shall survive the termination or expiration of this Agreement for a period of [***] ([***]) years.
19.
Miscellaneous provisions
a.
Any notice required to be given to either Party under this Agreement shall be deemed to have been properly given and effective:
i.
On the date of delivery if delivered in person or by email, provided the notice is received within business hours (09.00-17.30 Monday to Friday, except on public holidays) and where received outside business hours, at 09.00 on the next business day following receipt, or
ii.
[***] ([***]) business days after mailing if mailed by registered mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other Party.
b.
Assignment: This Agreement shall not be assigned by Oncorus without the prior written consent of Gaeta which shall not be unreasonably withheld, provided, however, that no such consent shall be required for any assignment (a) to an Oncorus Affiliate, or (b) in connection with any merger, acquisition, reorganization or transfer of all or substantially all of the stock, assets or business of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Oncorus to which this Agreement relates. Oncorus agrees to procure that any assignee is bound by the terms of this Agreement. Any assignment under which assignee has not assumed all of the assignor’s obligations hereunder shall be void.
c.
Amendment; Modification; Waiver: This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by both Parties. No waiver by any Party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
d.
Force Majeure: Except with respect to delays or non-performance caused by the negligent or intentional act or omission of a Party, any delay or non-performance by such Party (other than payment obligations under this Agreement) will not be considered a breach of this Agreement to the extent such delay or non-performance is caused by unforeseen acts of God, natural disasters, acts of the government or civil or military authority, fire, floods, epidemics, quarantine, energy crises, war or riots or other similar cause outside of the reasonable control of such Party (each, a “Force Majeure Event”), provided that the Party affected by such Force Majeure Event will promptly begin or resume performance as soon as reasonably practicable after the event has abated.
e.
Entire Agreement: This Agreement, together with all Annexes and any other documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any conflict between the terms and provisions of this Agreement and those of any Annex or other document, the following order of precedence will govern: (a) first, this Agreement, excluding its Annexes; (b) second, the Annexes to this Agreement as of the Effective Date; and (c) third, any other documents incorporated herein by reference.
f.
No Third-Party Beneficiaries: This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person any legal or equitable right, benefit, or remedy of any nature whatsoever, under, or by reason of this Agreement.
g.
Severability: If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal, or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to

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effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
h.
Independent Contractors: The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement creates any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the parties, and neither Party has authority to contract for or bind the other Party in any manner whatsoever.
i.
Counterparts: This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission (to which a signed PDF copy is attached) will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
j.
Further Assurances: Each Party shall, upon reasonable request, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.
k.
Equitable Relief: Each Party acknowledges that a breach by the other Party of this Agreement may cause the non- breaching Party irreparable harm, for which an award of damages would not be adequate compensation, and agrees that, in the event of such a breach or threatened breach, the non-breaching Party will be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance, and any other relief that may be available from any court, and that such court may not include any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies are not exclusive but are in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

*Signatures Next Page*

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Gaeta Therapeutics Ltd

Date: 10th November 2021

/s/ Adam Levy

By: Adam Levy Signature

Director

Oncorus, Inc.

Date: November 10, 2021

/s/ John McCabe

By: John McCabe, CFO Signature

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Annex A. [***] Patent family

Annex B. Existing Oncorus Programmes

[***]